                                                                               .
                                                                               .
                                                                               .
                                                                      Exhibit 21

     S1 SUBSIDIARIES                                              STATE/JURISDICTION OF INCORPORATION

Davidge Data Systems Corp.................................        New York Corporation
Edify Asia Limited (65%)..................................        Hong Kong Corporation
Edify Holdings Company, Inc...............................        Delaware Corporation
Edify Corporation.........................................        Delaware Corporation
Edify EMEA Ltd............................................        UK Corporation
Edify Ireland Ltd.........................................        Ireland Corporation
Edify SARL................................................        France Corporation
Edify Southern Europe Srl (65%)...........................        Italy Corporation
FICS America, Inc.........................................        Delaware Corporation
FICS Group Holdings, Inc..................................        Delaware Corporation
FICS Group N.V............................................        Belgium Corporation
Financial Integrated Contact Solutions SA
  (Proprietary) Limited...................................        South Africa Corporation
FRS Belgium NV/SA.........................................        Belgium Corporation
FRS France SARL...........................................        France Corporation
FRS Hong Kong.............................................        Hong Kong Corporation
FRS Luxembourg............................................        Luxembourg Corporation
FRS Netherlands...........................................        Netherlands Corporation
FRS Singapore.............................................        Singapore Corporation
FRS Spain SL..............................................        Spain Corporation
FRS U.K. Ltd..............................................        UK Corporation
OSII S.A..................................................        France Corporation
Point Information Systems Limited.........................        UK Corporation
Point Information Systems, Inc............................        New Hampshire Corporation
Point Information Systems Pte Limited.....................        Singapore Corporation
Point Technology Limited..................................        Jersey Corporation
Regency Systems, Inc......................................        Texas Corporation
S1, Inc...................................................        Kentucky Corporation
S1 Australia PTY Limited..................................        Australia Corporation
S1 Belgium N.V............................................        Belgium Corporation
S1 Corporation (S) PTE Limited............................        Singapore Corporation
S1 CRM Solutions, Inc.....................................        Delaware Corporation
S1 Deutschland GmbH.......................................        Germany Corporation
S1 Europe NV..............................................        Belgium Corporation
S1 Europe Holdings C.V.A..................................        Belgium Corporation
S1 Greater China Limited..................................        Hong Kong Corporation
S1 Group Holdings BVBA....................................        Belgium Corporation
S1 Holdings, LLC..........................................        Delaware LLC
S1 Ireland Ltd............................................        Ireland Corporation
S1 Switzerland AG.........................................        Switzerland Corporation
S1 UK Ltd.................................................        UK Corporation
Software Dynamics, Incorporated...........................        California Corporation
Temple Acquisition Corporation............................        Delaware Corporation
Q-UP Systems, Inc.........................................        Texas Corporation